UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2020

MILLS MUSIC TRUST

(Exact name of registrant as specified in its charter)

New York	000-02123	13-6183792
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O HSBC Bank USA, N/A Corporate Trust Issuer Services 452 Fifth Avenue, New York, New York 10018-2706	10018-2076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 525-1349

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01	Changes In Registrant’s Certifying Accountant

On December 14, 2020, Cornick Garber & Sandler LLP (“CGS”), our independent registered public accounting firm, provided notice to Mills Music Trust (the “Trust”) that effective December 31, 2020 it will cease to provide auditing services to public companies and as a result is resigning as our independent registered public accounting firm. As of December 17, 2020, the trustees of the Trust approved the engagement of Hoberman & Lesser CPA’s, LLP (“Hoberman”) as our new independent registered public accounting firm.

The audit reports of CGS on our financial statements for the years ended December 31, 2018 and December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2018 and December 31, 2019, and through the subsequent interim period preceding CGS’s resignation, there were no disagreements between the Trust and CGS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of CGS would have caused them to make reference thereto in their reports on our financial statements for such years.

During the fiscal years ended December 31, 2018 and December 31, 2019, and through the subsequent interim period preceding CGS’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2018 and December 31, 2019, and through the subsequent interim period preceding Hoberman’s engagement, we did not consult with Hoberman on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on our financial statements, and Hoberman did not provide either a written report or oral advice to us that Hoberman concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided CGS a copy of the disclosures in this Form 8-K and we have requested that CGS furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements contained in this Report. A copy of the letter dated December 18, 2020 is filed as Exhibit 16.1 to this Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter from CGS to the Securities and Exchange Commission dated December 18, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLS MUSIC TRUST

Date: December 18, 2020	By:	/s/ Garfield Barrett
Garfield Barrett Trust Officer of the Corporate Trustee HSBC Bank USA, NA